ANNUAL REPORT

[Graphic]

J. CHRISTOPHER DONAHUE
President
Federated Fund for U.S. Government Securities, Inc.

President's Message

Dear Fellow Shareholder:

Federated Fund for U.S. Government Securities, Inc. was created in 1969, and I am pleased to present its 30th Annual Report. On March 31, 1999, the fund's net assets totaled $1.2 billion representing over 62,000 shareholders. This U.S. government securities fund pursues generous monthly income from U.S. government issues.

This report covers the 12-month reporting period from April 1, 1998 through March 31, 1999. It begins with an interview with the fund's portfolio manager, Kathy Foody-Malus, Vice President of Federated Investment Management Company. She offers you her views on today's interest rate environment, fund performance, and how your fund is invested. Following her discussion are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's holdings in U.S. government mortgage backed securities, and third is the publication of the fund's financial statements.

Over the 12-month reporting period, which saw yields take somewhat of a roller coaster ride, the fund's portfolio still produced a healthy income stream and a total return competitive with the overall Treasury market, as well as competitive with the average U.S. government mortgage fund. Individual share class total return performance, including income distributions, follow. 1

                 TOTAL         INCOME
                 RETURN     DISTRIBUTIONS        NET ASSET VALUE CHANGE
Class A Shares   5.43%           $0.48           $7.90 to $7.84 = (0.8%)
Class B Shares   4.64%           $0.42           $7.90 to $7.84 = (0.8%)
Class C Shares   4.51%           $0.42           $7.91 to $7.84 = (0.9%)



1 Performance quoted is based on net asset value, represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were 0.72%, (0.82%), and 3.52%, respectively.

The fund's management continues to emphasize mortgage backed securities for their attractive yields and good long-term value. These securities are issued by agencies like the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Corporation ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"). More than 90% of the fund's assets were invested in these mortgage backed securities at the end of the reporting period. These securities are guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. 2

Thank you for pursuing income opportunities through Federated Fund for U.S. Government Securities, Inc. If you have any questions or comments, do not hesitate to write.

Sincerely,

[Graphic]

J. Christopher Donahue
President
May 15, 1999

2 Unlike individual U.S. government and Treasury securities, fund shares are not guaranteed.

[Graphic]

KATHY FOODY-MALUS

Vice President

Federated Investment Management Company

Investment Review

WHAT IS YOUR ANALYSIS OF THE U.S. BOND MARKET DURING THE FUND'S FISCAL YEAR?

The U.S. Treasury market during the reporting period experienced three distinct time periods. Early in the reporting period, the U.S. Treasury market traded in a narrowly defined trading range of 25 basis points. During this period, the emphasis on mortgage backed securities benefited shareholders due to the additional income advantage over U.S. Treasuries. However, this trend reversed during August 1998, when the stock market started to crack due to disappointing earnings expectations. Other factors driving the rally in the U.S. Treasury market included the financial crises in Southeast Asia, Russia and Latin America. Investors were concerned over the potential for these crises to spread to other countries.

The U.S. Treasury market was the main beneficiary as the "flight-to-quality" sent bond prices soaring and yields plummeting to levels not seen in over a generation. For example, the yield on the 30-year U.S. Treasury declined to 4.72% in early October 1998. As these events were unfolding, the Federal Reserve Board (the "Fed") was in the process of providing liquidity to the market via three 25 basis points cuts in the Fed Funds Target Rate. Overall, the Fed's easing of interest rates three times from late September to mid-November provided a calming influence and restored liquidity to the non-Treasury fixed income markets by late 1998. For the first time in several years, the U.S. Treasury market benefited from being a safe haven outperforming all other fixed income assets.

As the new calendar year began, investors wondered whether emerging market woes would be sufficient to slow the U.S. economy, and if the Fed would respond by increasing interest rates. U.S. economic activity continued at a robust pace with no visible signs of slowing. Driving the U.S. economy was rapid consumer spending fueled by a surging stock market. Healthy wage gains from a strong job market have given consumers the confidence to spend not only what they take home, but also some of the continuing gains that the rising stock market has given them. In addition to strong economic growth, nervousness about inflation has crept back into the market through higher oil prices and a rising dollar. This overall strength and concerns of possible increases in inflation have reawakened fears of a tightening by the Fed.

As the fund's new fiscal year begins, the Fed is waiting for clearer signals from leading indicators of growth and inflation. For now, the combination of more moderate wage and price data, a stronger dollar, rising bond yields, slowing money growth, and lingering global uncertainties is keeping Fed policy on hold. These issues coupled with wide spreads in other fixed income securities caused investors to sell U.S. Treasuries, thereby increasing yields to 5.50% as of March 31, 1999. The main beneficiaries of this sell off in U.S. Treasuries were assets such as mortgage backed securities because of their wide yield advantage over Treasuries.

AS THE U.S. TREASURY MARKET EXPERIENCED THESE UNIQUE AND DISTINCT TIME PERIODS, HOW DID THE MORTGAGE BACKED SECURITIES MARKET REACT?

The first third of the reporting period was a tranquil time for investors in the mortgage backed securities market as they benefited from a trading range environment in U.S. Treasuries. However, as the mid-point of the year began, investors saw all non-U.S. Treasury products come under pressure. For example, investors in mortgage backed securities saw current coupon mortgage spreads reach levels not seen in over a decade. The rally in the U.S. Treasury market reawakened refinancing activity that coincided with the 30-year low in mortgage rates. This event created an enormous supply/demand imbalance. Global market uncertainty and aggressive refinancing activity kept mortgage backed securities investors on the sidelines as mortgage originators flooded the market with newly issued mortgage backed securities.

However, it was the concern over liquidity, and not prepayment fears, that drove the widening in mortgage spreads. These events drove the spreads on current coupon mortgages to over 200 basis points, or 2%, above comparable duration U.S. Treasuries. Fortunately, this proved to be a short-lived phenomenon as investors realized the potential for investing in the mortgage asset class during this time of turmoil. During the final phase of the reporting period, spreads between U.S. Treasuries and mortgage backed securities tightened by over 40 basis points. Increasing interest rates, declining volatility, and diminished prepayment fears contributed to the market's strong performance. With increasing interest rates, the 30-year mortgage rate to homeowners rose above 7% for the first time since last summer.

Given the past year of near-record low mortgage rates and record high refinancing activity, limited refinancing demand remains in the mortgage backed securities market at these current rate levels. The effect of this increase in mortgage rates should lead to a declining supply of mortgage backed securities as refinancing activity subsides. This reduced supply should contribute to further spread tightening in the mortgage backed securities market.

WHAT HAS BEEN YOUR STRATEGY OVER THE LAST YEAR?

Our strategy during the reporting period was to manage the duration of the fund in a narrowly defined range versus the Lehman Brothers Mortgage Backed Securities Index. 1

The portfolio continues to favor the GNMA sector of the agency mortgage backed securities market. This overweighted position is due to the favorable prepayment differences versus the conventional sector. The trend in GNMA prepayments over the last several years has shown to be 25% slower than comparable FHLMC and FNMA coupons on average. The typical GNMA borrower tends to be slower to take advantage of refinancing due to income constraints and the inability to finance the up-front costs associated with purchasing a home.

The portfolio has also, on a selected basis, added exposure in non-callable agency debentures (6.4% of portfolio) due to attractive yield spreads over Treasuries and to aid in the management of the portfolio's duration.

HOW MUCH OF THE FUND'S PORTFOLIO WAS FOCUSED ON THE MORTGAGE BACKED SECURITIES MARKET AS OF MARCH 31, 1999?

                    PERCENTAGE OF
                    NET  ASSETS
GNMA                74.2%
FNMA                11.7%
Agency Debentures    6.4%
FHLMC                5.7%

1 Lehman Brothers Mortgage Backed Securities Index is an unmanaged index composed of all fixed securities mortgage pools by GNMA, FNMA and the FHLMC, including GNMA graduated Payment Mortgages. Investments cannot be made in an index.

HOW DID FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC. PERFORM FOR ITS SHAREHOLDERS IN TERMS OF TOTAL RETURN AND INCOME FOR THE 12-MONTH REPORTING PERIOD ENDED MARCH 31, 1999?

For the fiscal year ended March 31, 1999, the Class A Shares of the fund produced a total return of 5.43%, based on net asset value. The fund's Class B and C Shares produced total returns of 4.64% and 4.51%, respectively, based on net asset value. 2 The fund's returns over the reporting period were consistent with the 5.27% return of the Lipper U.S. Mortgage Funds Average.3 The Merrill Lynch 2-Year and 3-Year Treasury Indexes produced returns of 5.37% and 6.73% for the same period, reflecting the strong performance of the U.S. Treasury market over the past year.4

In terms of income, the fund's Class A, B, and C Shares paid monthly dividends totaling $0.48, $0.42 and $0.42, respectively.

WITH THE START OF THE NEW FISCAL YEAR, SHAREHOLDERS VOTED TO BROADEN THE FUND'S INVESTMENT PARAMETERS TO INCLUDE NON-AGENCY MORTGAGE BACKED SECURITIES. WHAT ARE THE ADVANTAGES OF THIS NEW FLEXIBILITY FOR SHAREHOLDERS?

We are excited about the expanded investment parameters. The ability to invest in non-agency mortgage backed securities is similar to adding a new tool to the toolbox of investments. Like the other tools in our toolbox, the use of these securities will be when we think the risk and reward framework favors the use of such a tool. The overall management of the portfolio will continue to focus on providing investors with a competitive income stream and risk characteristics similar to a short duration Treasury. Federated has a long history in agency and non-agency mortgage backed securities investing, and the ability to use a combination of these skills should benefit shareholders as we move into the next millennium.

2 Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were 0.72%, (0.82%), and 3.52%, respectively.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective category indicated. These figures do not take sales charges into account.

4 Merrill Lynch 2-Year and 3-Year Treasury Note Indexes comprise the most recently issued 2-year and 3-year U.S. Treasury notes. Index returns are calculated as total returns for periods of 1, 3, 6, and 12 months as well as year-to-date. These indexes are unmanaged, and investments cannot be made in an index.

Last Meeting of Shareholders

The Annual Meeting of Shareholders of Federated Fund for U.S. Government Securities, Inc. (the "Fund") was held on March 26, 1999. The following items were submitted to shareholders for approval and the results of their voting follows:

1. ELECTION OF DIRECTORS:

                            SHARES
                            VOTED           SHARES
                            AFFIRMATIVELY   WITHHELD
Thomas G. Bigley            113,845,125     3,406,288
John T. Conroy, Jr.         113,854,901     3,396,512
Nicholas P. Constantakis    113,865,097     3,386,316
John F. Cunningham          113,875,348     3,376,065
J. Christopher Donahue      113,878,454     3,372,959
Peter E. Madden             113,885,350     3,366,063
Charles F. Mansfield, Jr.   113,885,947     3,365,466
John E. Murray, Jr.,
J.D., S.J.D.                113,885,947     3,365,466
John S. Walsh               113,885,947     3,365,466


2. TO RATIFY THE SELECTION OF DELOITTE & TOUCHE, LLP AS THE FUND'S INDEPENDENT
AUDITORS:

                             SHARES VOTED    SHARES
SHARES VOTED AFFIRMATIVELY   NEGATIVELY      ABSTAINING
112,670,508                  661,094         3,919,810


3. TO MAKE CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES:

a. To approve amending the Fund's fundamental investment policy regarding borrowing to permit the use of reverse repurchase agreements:

                             SHARES VOTED    SHARES
SHARES VOTED AFFIRMATIVELY   NEGATIVELY      ABSTAINING
88,788,302                   7,952,124       5,951,280


b. To approve making non-fundamental, and amending, the Fund's fundamental investment policy to permit the Fund to invest in the securities of other investment companies:

                             SHARES VOTED    SHARES
SHARES VOTED AFFIRMATIVELY   NEGATIVELY      ABSTAINING
89,596,898                   7,403,873       5,690,936


c. To approve making non-fundamental, and amending, the Fund's fundamental investment policy regarding investing in mortgage securities:

                             SHARES VOTED    SHARES
SHARES VOTED AFFIRMATIVELY   NEGATIVELY      ABSTAINING
89,012,282                   8,018,841       5,660,584


d. To approve amending the Fund's fundamental investment policy to permit the Fund to invest in Real Estate Investment Trusts:

                             SHARES VOTED    SHARES
SHARES VOTED AFFIRMATIVELY   NEGATIVELY      ABSTAINING
87,226,604                   9,994,849       5,470,253


Two Ways You May Seek to Invest for Success:

INITIAL INVESTMENT

IF YOU HAD MADE AN INITIAL INVESTMENT OF $30,000 IN THE CLASS A SHARES OF FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC. ON 10/6/69, REINVESTED YOUR DIVIDENDS AND CAPITAL GAINS, AND DID NOT REDEEM ANY SHARES, YOUR ACCOUNT WOULD HAVE BEEN WORTH $253,516 ON 3/31/99. YOU WOULD HAVE EARNED A 7.51% 1 AVERAGE ANNUAL TOTAL RETURN FOR THE INVESTMENT LIFESPAN.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 3/31/99, the Class A Shares' average annual

1-year, 5-year, and 10-year total returns were 0.72%, 5.78%, and 7.16%, respectively. Class B Shares' average annual 1-year and since inception (7/26/94) total returns were (0.82%) and 6.05%, respectively. Class C Shares' average annual 1-year, 5-year, and since inception (4/27/93) total returns were 3.52%, 5.88%, and 4.73%, respectively. 2

[Graphic representation omitted.  See Appendix A1.]

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 4.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total return stated takes into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 4.50% sales charge; Class B Shares, 5.50%, contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge.

ONE STEP AT A TIME

$1,000 INITIAL INVESTMENT AND SUBSEQUENT INVESTMENTS OF $1,000 EACH YEAR FOR 29 YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $111,914.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated Fund for U.S. Government Securities, Inc. on 10/6/69, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $30,000, but your account would have reached a total value of $111,914 1 by 3/31/99. You would have earned an average annual total return of 7.76%.

A practical investment plan helps you pursue long-term performance from U.S. government securities. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan works for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

[Graphic representation omitted.  See Appendix A2.]

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Hypothetical Investor Profile-

Investing for Current Income

Ten years ago in March 1989, Anne and Denny Laughlin, an imaginary working couple with no children, had to decide how to invest a $100,000 inheritance from her late father's estate. They chose the Class A Shares of Federated Fund for U.S. Government Securities, Inc. because it invests in government securities which traditionally are some of the safest, most creditworthy securities issued in America. 1

They like the way they can use their account for an occasional extravagance-like the $55,000 Jaguar they bought last August to celebrate their anniversary-without touching their original principal.

The Laughlin's account totaled $201,380 as of March 31, 1999, for an average annual total return of 7.25%.

[Graphic representation omitted.  See Appendix A3.]

1 Fund shares are not guaranteed and their value will fluctuate.

This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance does not guarantee future results.

Federated Fund for U.S. Government Securities, Inc. - Class A Shares

GROWTH OF $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Fund for U.S. Government Securities, Inc. (Class A Shares) (the "Fund") from March 31, 1989 to March 31, 1999 compared to the Lehman Brothers 5-Year Treasury Bellwether Index (LB5YRTBI),2 the Lipper U.S. Mortgage Funds Average (LUSMFA),3 and the Lehman Brothers Mortgage Backed Securities Index (LBMBSI).2

AVERAGE  ANNUAL TOTAL  RETURN 4 AS OF MARCH 31, 1999
1 Year                           0.72%
5 Years                          5.78%
10 Years                         7.16%
Start of Performance (10/6/69)   7.51%



[Graphic representation omitted.  See Appendix A4.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LB5YRTBI, LUSMFA and the LBMBSI have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The LB5YRTBI and LBMBSI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the fund's performance. The indexes are unmanaged.

3 The LUSMFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

4 Total return quoted reflects all applicable sales charges.

Federated Fund for U.S. Government Securities, Inc. - Class B Shares

GROWTH OF $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Fund for U.S. Government Securities, Inc. (Class B Shares) (the "Fund") from July 26, 1994 (start of performance) to March 31, 1999 compared to the Lehman Brothers 5-Year Treasury Bellwether Index (LB5YRTBI),2 the Lipper U.S. Mortgage Funds Average (LUSMFA),3 and the Lehman Brothers Mortgage Backed Securities Index (LBMBSI).2

AVERAGE ANNUAL TOTAL RETURN 4 AS OF MARCH 31, 1999
1 Year                           (0.82%)
Start of Performance (7/26/94)       6.05%


[Graphic representation omitted.  See Appendix A5.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 2.00% contingent deferred sales charge on any redemption less than five years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LB5YRTBI, LUSMFA and the LBMBSI have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The LB5YRTBI and LBMBSI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the fund's performance. The indexes are unmanaged.

3 The LUSMFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

4 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Federated Fund for U.S. Government Securities, Inc. - Class C Shares

GROWTH OF $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Fund for U.S. Government Securities, Inc. (Class C Shares) (the "Fund") from April 27, 1993 (start of performance) to March 31, 1999 compared to the Lehman Brothers 5-Year Treasury Bellwether Index (LB5YRTBI),2 the Lipper U.S. Mortgage Funds Average (LUSMFA),3 and the Lehman Brothers Mortgage Backed Securities Index (LBMBSI).2

AVERAGE ANNUAL TOTAL RETURN 4 AS OF MARCH 31, 1999
1 Year                           3.52%
5 Years                          5.88%
Start of Performance (4/27/93)   4.73%



[Graphic representation omitted.  See Appendix A6.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LB5YRTBI, LUSMFA and the LBMBSI have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The LB5YRTBI and LBMBSI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the fund's performance. The indexes are unmanaged.

3 The LUSMFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

4 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

MARCH 31, 1999




PRINCIPAL
AMOUNT                                                 VALUE
                    LONG-TERM U.S. GOVERNMENT
                    OBLIGATIONS-98.0%
                    FEDERAL HOME LOAN BANK SYSTEM-
                    1.6%
  $  20,000,000     4.875%, 1/22/2002                  $    19,757,000
                    FEDERAL HOME LOAN MORTGAGE
                    CORPORATION-5.7%
     70,400,000  1  6.50%, 4/1/2029                         70,113,472
        101,459     6.50%, 11/1/2013                           101,458
          5,390     11.00%, 12/1/2017                            5,912
         17,646     11.75%, 1/1/2011                            20,009
          5,227     12.00%, 6/1/2000                             5,328
            935     12.50%, 10/1/2012                            1,066
          8,544     12.75%, 1/1/2013 - 10/1/2013                 9,611
         45,744     13.00%, 11/1/1999 - 2/1/2015                52,216
         31,556     13.25%, 3/1/2014                            36,334
         12,269     13.50%, 10/1/2013                           13,761
         39,459     13.75%, 1/1/2011 - 10/1/2011                45,474
            258     14.00%, 12/1/2012                              293
         78,249     14.50%, 8/1/2012 - 10/1/2012                89,771
          6,878     14.75%, 8/1/2011                             7,905
          4,046     15.50%, 8/1/2011                             4,772
                    TOTAL                                   70,507,382
                    FEDERAL NATIONAL MORTGAGE
                    ASSOCIATION-16.5%
     62,000,000     4.75%, 11/14/2003                       60,035,840
    108,755,187     6.00%, 6/1/2013 - 2/1/2029             107,165,225
     35,117,589     6.50%, 6/1/2013 - 1/1/2029              34,638,467
      3,400,000  1  6.50%, 4/1/2029                          3,384,054
        171,267     11.00%, 10/1/2010                          187,002
          6,008     11.75%, 10/1/2015                            6,843
          1,770     12.00%, 7/1/1999 - 1/1/2013                  1,961
          4,422     12.50%, 8/1/2013                             5,089
         58,940     12.75%, 10/1/2010 - 8/1/2014                67,863
         32,432     13.00%, 6/1/2000 - 8/1/2015                 37,144
PRINCIPAL
AMOUNT                                                    VALUE
                    LONG-TERM U.S. GOVERNMENT
                    OBLIGATIONS-continued
                    FEDERAL NATIONAL MORTGAGE
                    ASSOCIATION-CONTINUED
  $      61,514     13.50%, 12/1/2014                  $        71,337
          3,322     13.75%, 6/1/2014                             3,789
          6,051     14.00%, 11/1/2014                            7,032
          7,471     15.00%, 10/1/2012                            8,681
                    TOTAL                                  205,620,327
                    GOVERNMENT NATIONAL MORTGAGE
                    ASSOCIATION-74.2%
     36,303,991     6.00%, 11/15/2028 - 4/1/2029            35,271,506
    237,711,407     6.50%, 11/15/2023 - 3/15/2029          236,862,470
    368,392,195     7.00%, 7/15/2023 - 2/15/2029           374,314,333
     88,856,261     7.50%, 1/15/2023 - 12/15/2028           91,560,243
     62,476,000  1  7.50%, 4/1/2029                         64,330,912
     97,516,003     8.00%, 5/15/2017 - 8/20/2026           102,032,726
     17,111,037     8.50%, 11/15/2017 - 4/15/2023           18,244,292
          8,307     10.50%, 9/15/2000 - 1/15/2001                8,513
            557     11.25%, 9/20/2015                              622
            207     11.50%, 10/20/1999                             209
         73,075     11.75%, 7/15/2013                           83,819
          6,461     12.00%, 1/15/2000 - 5/15/2000                6,596
            206     12.50%, 5/20/2000                              209
          1,588     12.75%, 11/15/1999                           1,608
         35,059     13.00%, 9/15/1999 - 9/20/2014               39,794
          1,263     13.50%, 9/20/1999                            1,276
         24,660     13.75%, 9/15/2014                           29,068
                    TOTAL                                  922,788,196
                    SMALL BUSINESS ADMINISTRATION-
                    0.0%
      1,191,306     1.561%, 11/20/2003                          22,694
         10,586     10.125%, 3/25/2000                          10,642
                    TOTAL                                       33,336
                    TOTAL LONG-TERM
                    U.S. GOVERNMENT OBLIGATIONS
                    (IDENTIFIED COST $1,210,969,
                    395)                                 1,218,706,241
PRINCIPAL
AMOUNT                                                    VALUE
                    REPURCHASE AGREEMENTS-13.9% 2
  $  21,590,000     ABN AMRO, Inc., 5.05%, dated
                    3/31/1999, due 4/1/1999            $    21,590,000
     62,476,000  3  Goldman Sachs Group, LP,
                    4.80%, dated 3/19/1999, due
                    4/22/1999                               62,476,000
     14,536,000  3  J.P. Morgan & Co., Inc.,
                    4.81%, dated 3/10/1999, due
                    4/19/1999                               14,536,000
     73,800,000  3  Morgan Stanley Group, Inc.,
                    4.80%, dated 2/26/1999, due
                    4/14/1999                               73,800,000
                    TOTAL REPURCHASE AGREEMENTS
                    (AT AMORTIZED COST)                    172,402,000
                    TOTAL INVESTMENTS
                    (IDENTIFIED COST
                    $1,383,371,395) 4                  $ 1,391,108,241


1 Indicates securities subject to dollar roll transactions.

2 The repurchase agreements are fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.

3 Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days.

4 The cost of investments for federal tax purposes amounts to $1,383,371,395. The net unrealized appreciation of investments on a federal tax basis amounts to $7,736,846 which is comprised of $14,558,119 appreciation and $6,821,273 depreciation at March 31, 1999.

Note: The categories of investments are shown as a percentage of net assets ($1,243,299,328) at March 31, 1999.

The following acronym is used throughout this portfolio:

LP  -Limited Partnership



See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

MARCH 31, 1999

ASSETS:
Investments in repurchase
agreements                          $   172,402,000
Investments in securities             1,218,706,241
Total investments in
securities, at value
(identified and tax cost
$1,383,371,395)                                         $ 1,391,108,241
Cash                                                              6,666
Income receivable                                             7,682,158
Receivable for investments
sold                                                         80,816,622
Receivable for shares sold                                    1,598,055
TOTAL ASSETS                                              1,481,211,742
LIABILITIES:
Payable for investments
purchased                               136,824,051
Payable for shares redeemed               1,166,730
Income distribution payable               2,250,202
Payable for dollar roll
transactions                             96,886,554
Accrued expenses                            784,877
TOTAL LIABILITIES                                           237,912,414
Net assets for 158,598,222
shares outstanding                                      $ 1,243,299,328
NET ASSETS CONSIST OF:
Paid in capital                                         $ 1,391,591,077
Net unrealized appreciation of
investments                                                   7,736,846
Accumulated net realized loss
on investments                                             (156,028,595)
TOTAL NET ASSETS                                        $ 1,243,299,328
NET ASSET VALUE, OFFERING
PRICE AND REDEMPTION PROCEEDS
PER SHARE
CLASS A SHARES:
Net Asset Value Per Share
($1,052,080,844 / 134,204,594
shares outstanding)                                               $7.84
Offering Price Per Share
(100/95.50 of $7.84) 1                                            $8.21
Redemption Proceeds Per Share                                     $7.84
CLASS B SHARES:
Net Asset Value Per Share
($141,147,916 / 18,005,851
shares outstanding)                                               $7.84
Offering Price Per Share                                          $7.84
Redemption Proceeds Per Share
(94.50/100 of $7.84) 1                                            $7.41
CLASS C SHARES:
Net Asset Value Per Share
($50,070,568 / 6,387,777
shares outstanding)                                               $7.84
Offering Price Per Share                                          $7.84
Redemption Proceeds Per Share
(99.00/100 of $7.84) 1                                            $7.76


1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

YEAR ENDED MARCH 31, 1999

INVESTMENT INCOME:
Interest (net of dollar roll
expense of $3,505,018)                                 $  85,233,996
EXPENSES:
Investment advisory fee             $  6,697,258
Administrative personnel and
services fee                             953,141
Custodian fees                           125,222
Transfer and dividend
disbursing agent fees and
expenses                                 982,962
Directors'/Trustees' fees                 13,899
Auditing fees                             22,271
Legal fees                                14,976
Portfolio accounting fees                188,164
Distribution services fee-
Class B Shares                           921,760
Distribution services fee-
Class C Shares                           361,666
Shareholder services fee-Class
A Shares                               2,732,473
Shareholder services fee-Class
B Shares                                 307,253
Shareholder services fee-Class
C Shares                                 120,556
Share registration costs                  44,055
Printing and postage                     150,347
Insurance premiums                        11,592
Miscellaneous                             32,797
TOTAL EXPENSES                        13,680,392
WAIVER:
Waiver of shareholder services
fee-Class A Shares                      (218,598)
NET EXPENSES                                              13,461,794
Net investment income                                     71,772,202
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
Net realized gain on
investments                                               12,834,164
Net change in unrealized
appreciation/(depreciation) of
investments                                              (19,536,340)
Net realized and unrealized
gain/(loss) on investments                                (6,702,176)
Change in net assets resulting
from operations                                        $  65,070,026


See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets


YEAR ENDED MARCH 31                  1999                  1998
INCREASE (DECREASE) IN NET
ASSETS
OPERATIONS:
Net investment income              $    71,772,202       $    84,044,173
Net realized gain on
investments ($12,834,164 and
$11,329,355, respectively, as
computed for federal tax
purposes)                               12,834,164            13,521,505
Net change in unrealized
appreciation/(depreciation)            (19,536,340)           31,409,180
CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS               65,070,026           128,974,858
NET EQUALIZATION CREDITS
(DEBITS)                                         -              (794,932)
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net
investment income
Class A Shares                         (65,930,652)          (76,464,715)
Class B Shares                          (6,572,184)           (5,856,259)
Class C Shares                          (2,557,564)           (2,931,158)
CHANGE IN NET ASSETS
RESULTING FROM DISTRIBUTIONS
TO SHAREHOLDERS                        (75,060,400)          (85,252,132)
SHARE TRANSACTIONS:
Proceeds from sale of shares           279,342,485           168,006,126
Net asset value of shares
issued to shareholders in
payment of
distributions declared                  47,926,054            53,229,763
Cost of shares redeemed               (367,772,209)         (303,722,752)
CHANGE IN NET ASSETS
RESULTING FROM SHARE
TRANSACTIONS                           (40,503,670)          (82,486,863)
Change in net assets                   (50,494,044)          (39,559,069)
NET ASSETS:
Beginning of period                  1,293,793,372         1,333,352,441
End of period                      $ 1,243,299,328       $ 1,293,793,372


See Notes which are an integral part of the Financial Statements

Financial Highlights - Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

YEAR ENDED MARCH 31                   1999           1998           1997           1996           1995
NET ASSET VALUE, BEGINNING OF
PERIOD                                $ 7.90         $ 7.65         $ 7.78         $ 7.67         $ 7.89
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                   0.46           0.50           0.51           0.54           0.57
Net realized and unrealized
gain (loss) on investments             (0.04)          0.26          (0.14)          0.12          (0.23)
TOTAL FROM
INVESTMENT OPERATIONS                   0.42           0.76           0.37           0.66           0.34
LESS DISTRIBUTIONS:
Distributions from net
investment income                      (0.48)         (0.51)         (0.50)         (0.55)         (0.56)
NET ASSET VALUE, END OF PERIOD        $ 7.84         $ 7.90         $ 7.65         $ 7.78         $ 7.67
TOTAL RETURN 1                          5.43%         10.21%          4.88%          8.77%          4.59%

RATIOS TO AVERAGE NET ASSETS:
Expenses                                0.96%          0.94%          0.95%          0.95%          0.95%
Net investment income                   5.78%          6.40%          6.60%          6.80%          7.41%
Expense waiver 2                        0.02%          0.08%          0.12%          0.11%          0.02%
SUPPLEMENTAL DATA:
Net assets, end of period (000
omitted)                          $1,052,081     $1,138,450     $1,177,071     $1,330,272     $1,367,710
Portfolio turnover                       187%            88%           120%           157%           154%


1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

YEAR ENDED MARCH 31                  1999         1998         1997         1996        1995 1
NET ASSET VALUE, BEGINNING OF
PERIOD                              $ 7.90       $ 7.66       $ 7.78      $ 7.67      $ 7.75
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                 0.40         0.44         0.44        0.49        0.37
Net realized and unrealized
gain (loss) on investments           (0.04)        0.25        (0.13)       0.11       (0.06)
TOTAL FROM INVESTMENT
OPERATIONS                            0.36         0.69         0.31        0.60        0.31
LESS DISTRIBUTIONS:
Distributions from net
investment income                    (0.42)       (0.45)       (0.43)      (0.49)      (0.37)
Distributions in excess of net
realized gain on investments 2           -            -            -           -       (0.02)
TOTAL DISTRIBUTIONS                  (0.42)       (0.45)       (0.43)      (0.49)      (0.39   )
NET ASSET VALUE, END OF PERIOD      $ 7.84       $ 7.90       $ 7.66      $ 7.78      $ 7.67
TOTAL RETURN 3                        4.64%        9.16%        4.13%       7.90%       4.13%

RATIOS TO AVERAGE NET ASSETS:
Expenses                              1.73%        1.77%        1.80%       1.78%       1.76%  4
Net investment income                 5.01%        5.57%        5.75%       5.93%       7.02%  4
Expense waiver 5                         -            -         0.02%       0.04%       0.06%  4
SUPPLEMENTAL DATA:
Net assets, end of period (000
omitted)                          $141,148     $107,225     $100,439     $93,169     $34,276
Portfolio turnover                     187%          88%         120%        157%        154%


1 Reflects operations for the period from July 26, 1994 (start of performance) to March 31, 1995.

2 Distributions in excess of net investment income were a result of certain book and tax timing differences. These distributions do not represent return of capital for federal income tax purposes.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

YEAR ENDED MARCH 31                  1999        1998        1997        1996        1995
NET ASSET VALUE, BEGINNING OF
PERIOD                             $ 7.91      $ 7.66      $ 7.78      $ 7.67      $ 7.89
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                0.40        0.44        0.45        0.47        0.51
Net realized and unrealized
gain (loss) on investments          (0.05)       0.26       (0.13)       0.12       (0.23)
TOTAL FROM INVESTMENT
OPERATIONS                           0.35        0.70        0.32        0.59        0.28
LESS DISTRIBUTIONS:
Distributions from net
investment income                   (0.42)      (0.45)      (0.44)      (0.48)      (0.50)
NET ASSET VALUE, END OF PERIOD     $ 7.84      $ 7.91      $ 7.66      $ 7.78      $ 7.67
TOTAL RETURN 1                       4.51%       9.29%       4.14%       7.85%       3.72%

RATIOS TO AVERAGE NET ASSETS:
Expenses                             1.73%       1.77%       1.80%       1.79%       1.79%
Net investment income                5.01%       5.57%       5.74%       5.96%       6.56%
Expense waiver 2                        -           -        0.02%       0.02%       0.02%
SUPPLEMENTAL DATA:
Net assets, end of period (000
omitted)                          $50,071     $48,118     $55,842     $79,949     $80,519
Portfolio turnover                    187%         88%        120%        157%        154%


1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

MARCH 31, 1999

ORGANIZATION

Federated Fund for U.S. Government Securities, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares. The investment objective of the Fund is to provide current income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex- dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for income. The following reclassifications have been made to the financial statements.

             INCREASE (DECREASE)
                  UNDISTRIBUTED
                  NET INVESTMENT    ACCUMULATED
PAID-IN CAPITAL   INCOME            GAIN/LOSS
     $4,624,369      $(4,528,864)      $(95,505)


Net investment income, net realized gains/losses and net assets were not affected by this reclassification.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

At March 31, 1999, the Fund, for federal tax purposes, had a capital loss carryforward of $156,028,595, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

EXPIRATION YEAR   EXPIRATION AMOUNT
2002                $     7,519,074
2003                    123,323,419
2004                      4,621,860
2005                     20,564,242


WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

DOLLAR ROLL TRANSACTIONS

The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions involve "to be announced" securities and are treated as short-term financing arrangements which will not exceed twelve months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

CAPITAL STOCK

At March 31, 1999, par value shares ($0.001 per share) authorized were as follows:

                 NUMBER OF
                 PAR VALUE CAPITAL
CLASS NAME       STOCK AUTHORIZED
Class A Shares      750,000,000
Class B Shares      500,000,000
Class C Shares      750,000,000
 TOTAL           2,000,000,000


Transactions in capital stock were as follows:

PERIOD ENDED MARCH 31                        1999                                 1998
CLASS A SHARES:                     SHARES            AMOUNT             SHARES             AMOUNT
Shares sold                       15,913,822       $  126,126,386      15,417,220       $  120,074,973
Shares issued to shareholders
in payment of
distributions declared             5,371,053           42,485,267       6,176,322           48,245,312
Shares redeemed                  (31,135,221)        (246,763,165)    (31,378,305)        (244,988,746)
NET CHANGE RESULTING FROM
CLASS A SHARE TRANSACTIONS        (9,850,346)      $  (78,151,512)     (9,784,763)      $  (76,668,461)

PERIOD ENDED MARCH 31                         1999                                 1998
CLASS B SHARES:                      SHARES          AMOUNT               SHARES             AMOUNT
Shares sold                       12,064,667       $   95,692,524       4,539,299       $   35,836,422
Shares issued to shareholders
in payment of
distributions declared               512,233            4,051,140         435,630            3,427,033
Shares redeemed                   (8,140,275)         (64,532,552)     (4,522,214)         (35,616,226)
NET CHANGE RESULTING FROM
CLASS B SHARE TRANSACTIONS         4,436,625       $   35,211,112         452,715       $    3,647,229

PERIOD ENDED MARCH 31                        1999                                    1998
CLASS C SHARES:                      SHARES             AMOUNT            SHARES             AMOUNT
Shares sold                        7,254,380       $   57,523,575       1,528,796       $   12,094,731
Shares issued to shareholders
in payment of distributions
declared                             175,696            1,389,647         198,010            1,557,418
Shares redeemed                   (7,128,289)         (56,476,492)     (2,932,406)         (23,117,780)
NET CHANGE RESULTING FROM
CLASS C SHARE TRANSACTIONS           301,787       $    2,436,730      (1,205,600)      $   (9,465,631)
NET CHANGE RESULTING FROM
SHARE TRANSACTIONS                (5,111,934)      $  (40,503,670)    (10,537,648)      $  (82,486,863)

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Investment Management Company, formerly Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to (a) a maximum of 0.25% of the average daily net assets of the Fund, and (b) 4.50% of gross income of the Fund, excluding capital gains or losses. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B Shares and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                   PERCENTAGE OF
                   AVERAGE DAILY
SHARE CLASS NAME   NET ASSETS OF CLASS
Class B Shares     0.75%
Class C Shares     0.75%


The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, FSSC serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended March 31, 1999, were as follows:

Purchases     $ 2,324,045,545
Sales         $ 2,329,466,152


YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

Independent Auditors' Report

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Fund for U.S. Government Securities, Inc. as of March 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended March 31, 1999 and 1998, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at March 31, 1999, by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Fund for U.S. Government Securities, Inc. as of March 31, 1999, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Boston, Massachusetts
May 14, 1999

Directors

JOHN F. DONAHUE
THOMAS G. BIGLEY
JOHN T. CONROY, JR.
WILLIAM J. COPELAND
J. CHRISTOPHER DONAHUE
JAMES E. DOWD, ESQ.
LAWRENCE D. ELLIS, M.D.
EDWARD L. FLAHERTY, JR., ESQ.
PETER E. MADDEN
JOHN E. MURRAY, JR., J.D., S.J.D.
WESLEY W. POSVAR
MARJORIE P. SMUTS

Officers

JOHN F. DONAHUE
Chairman

J. CHRISTOPHER DONAHUE
President

EDWARD C. GONZALES
Executive Vice President

JOHN W. MCGONIGLE
Executive Vice President and Secretary

RICHARD B. FISHER
Vice President

RICHARD J. THOMAS
Treasurer

MATTHEW S. HARDIN
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

AS OF MARCH 31, 1999

 [Graphic]
 Federated
 World-Class Investment Manager

 ANNUAL REPORT

Federated Fund for U.S. Government Securities, Inc.

Established 1969

30TH ANNUAL REPORT

 [Graphic]
 Federated
 Federated Fund for U.S. Government Securities, Inc.
 Federated Investors Funds
 5800 Corporate Drive
 Pittsburgh, PA 15237-7000
 1-800-341-7400
 WWW.FEDERATEDINVESTORS.COM
 Federated Securities Corp., Distributor

Cusip 314182106
Cusip 314182205
Cusip 314182304
8042505 (5/99)

 [Graphic]

               FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.
                                    APPENDIX


A1. The graphic presentation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 10/6/69 to 3/31/99. The "y" axis is measured in increments of $40,000 ranging from $0 to $280,000 and indicates that the ending value of a hypothetical initial investment of $30,000 in the fund's Class A Shares, assuming all sales charges and the reinvestment of capital gains and dividends, would have grown to $253,516 on 3/31/99.

A2. The graphic presentation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 10/6/69 to 3/31/99. The "y" axis is measured in increments of $20,000 ranging from $0 to $120,000 and indicates that the ending value of hypothetical yearly investments of $1,000 in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $111,914 on 3/31/99.

A3. The graphic presentation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 3/31/89 to 3/31/99. The "y" axis is measured in increments of $45,000 ranging from $0 to $225,000 and indicates that the ending value of hypothetical initial investment of $100,000 in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $201,380 on 3/31/99.

A4. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Federated Fund for U.S. Government Securities, Inc. (the "Fund") are represented by a solid line. The Lehman Brothers 5-Year Treasury Bellwether Index (LB5YRTBI) is represented by a dotted line, the Lipper U.S. Mortgage Funds Average (LUSMFA) is represented by a broken line and the Lehman Brothers Mortgage Backed Securities Index (LBMBSI) is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund, and the LB5YRTBI, the LUSMFA and the LBMBSI. The "x" axis reflects computation periods from 3/31/89 to 3/31/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares as compared to the LB5YRTBI, the LUSMFA and the LBMBSI. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares as compared to the LB5YRTBI, the LUSMFA and the LBMBSI. The ending values were $19,975, $22,117, $21,430 and $23,883, respectively. The legend in the top quadrant of the graphic presentation indicates the Fund's Class A Shares Average Annual Total Returns for the one-year, five-year, ten year and start of performance (10/6/69) to 3/31/99. The total returns were 0.72%, 5.78%, 7.16% and 7.51%, respectively.


A5. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of Federated Fund for U.S. Government Securities, Inc. (the "Fund") are represented by a solid line. The Lehman Brothers 5-Year Treasury Bellwether Index (LB5YRTBI) is represented by a dotted line, the Lipper U.S. Mortgage Funds Average (LUSMFA) is represented by a broken line and the Lehman Brothers Mortgage Backed Securities Index (LBMBSI) is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the Fund, and the LB5YRTBI, the LUSMFA and the LBMBSI. The "x" axis reflects computation periods from 7/26/94 to 3/31/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares as compared to the LB5YRTBI, the LUSMFA and the LBMBSI. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares as compared to the LB5YRTBI, the LUSMFA and the LBMBSI. The ending values were $13,165, $13,860, $13,745 and $14,453, respectively. The legend in the top quadrant of the graphic presentation indicates the Fund's Class B Shares Average Annual Total Returns for the one-year, and start of performance (7/26/94) to 3/31/99.
The total returns were (0.82%), and 6.05%, respectively.

A6. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class C Shares of Federated Fund for U.S. Government Securities, Inc. (the "Fund") are represented by a solid line. The Lehman Brothers 5-Year Treasury Bellwether Index (LB5YRTBI) is represented by a dotted line, the Lipper U.S. Mortgage Funds Average (LUSMFA) is represented by a broken line and the Lehman Brothers Mortgage Backed Securities Index (LBMBSI) is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of the Fund, and the LB5YRTBI, the LUSMFA and the LBMBSI. The "x" axis reflects computation periods from 4/27/93 to 3/31/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class C Shares as compared to the LB5YRTBI, the LUSMFA and the LBMBSI. The right margin reflects the ending value of the hypothetical investment in the Fund's Class C Shares as compared to the LB5YRTBI, the LUSMFA and the LBMBSI. The ending values were $19,975, $22,117, $21,430 and $23,883, respectively. The legend in the top quadrant of the graphic presentation indicates the Fund's Class C Shares Average Annual Total Returns for the one-year, five-year, and start of performance (4/27/93) to 3/31/99. The total returns were 3.52%, 5.88%, and 4.73%, respectively.